UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2008

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:   (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure.

Eastman Kodak Company (the Company) realigned its operations and changed its corporate segment reporting structure effective January 1, 2008, as disclosed in the Company’s 2007 Annual Report on Form 10-K.  In conjunction with this change,  the Film Products Group (FPG) has been renamed the Film, Photofinishing and Entertainment Group (FPEG), and certain strategic product groups previously included in the Consumer Digital Imaging Group (CDG), Graphic Communications Group (GCG), and All Other have become part of FPEG.  The purpose of this change in structure was to align the Company’s reporting structure to the way in which the Company began managing its business effective January 1, 2008.  The most significant changes (the transfer of photographic paper and chemicals, and photofinishing services to FPEG from CDG, and the transfer of the graphic arts film business from GCG to FPEG) reflect the common traditional technology and infrastructure associated with manufacturing and supply chain for all FPEG products.  The following indicates the changes from the 2007 reporting structure to the new reporting structure:

Consumer Digital Imaging Group Segment (CDG):  This segment no longer includes photographic paper and chemicals, and photofinishing services.

Film, Photofinishing and Entertainment Group (FPEG):  The Film, Photofinishing and Entertainment Group includes photographic paper and chemicals, and photofinishing services, formerly part of CDG, and graphic arts film, formerly part of GCG.  Additionally, supply and tolling agreements with Carestream Health, Inc. and other third parties have moved from All Other to this segment.

Graphic Communications Group Segment (GCG):  The graphic arts film business has moved from GCG to FPEG.

All Other:  During 2007, the Company sold its Light Management Films business, which was formerly part of All Other.  Additionally, supply and tolling agreements with Carestream Health, Inc. and other third parties have moved from All Other to FPEG.

Accounting principles generally accepted in the United States of America require that when a company changes its reportable segments, financial statements for prior periods must be reported on a comparable basis using the new segment reporting structure.  On March 14, 2008, the Company filed a Form 8-K with the Securities and Exchange Commission which provided the quarterly results of operations for 2007, and the full years 2007 and 2006, reflective of the segment changes referred to above, including the related change in cost allocation methodologies, and the results of the Company's shares in Hermes Precisa Pty. Ltd. ("HPA"), which were sold on November 2, 2007, as a discontinued operation.  The purpose of this Form 8-K is to present supplemental information which will allow readers to perform enhanced analysis of the Company's cash flows and results of operations, including intangible asset amortization expense, depreciation expense, and capital additions for the full year 2007 by segment, reflective of the segment changes discussed above.

The amounts of these items by segment for the full year ended December 31, 2007, as presented in this Form 8-K, will be reported in the 2008 Form 10-K, when it is filed with the Securities and Exchange Commission.

Eastman Kodak Company
Segment Information (Unaudited)
(in millions)
	For the Year Ended
	December 31, 2007

	As	Under New
	Originally	Segment
	Filed	Structure
Intangible asset amortization expense from continuing operations:
Consumer Digital Imaging Group (CDG)	$29	$6
Film, Photofinishing and Entertainment Group * (FPEG)	2	25
Graphic Communications Group (GCG)	74	74
All Other	1	1
Consolidated total	$106	$106

Depreciation expense from continuing operations:
Consumer Digital Imaging Group (CDG)	$237	$86
Film, Photofinishing and Entertainment Group * (FPEG)	179	354
Graphic Communications Group (GCG)	137	121
All Other	19	11
Sub-total	572	572
Restructuring-related depreciation	107	107
Consolidated total	$679	$679

Capital additions from continuing operations:
Consumer Digital Imaging Group (CDG)	$125	$94
Film, Photofinishing and Entertainment Group * (FPEG)	31	65
Graphic Communications Group (GCG)	98	98
All Other	5	2
Consolidated total	$259	$259

*  Formerly Film Products Group

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By: /s/ Diane E. Wilfong
--------------------------------
Diane E. Wilfong
Chief Accounting Officer and Controller
Date:  July 31, 2008